CONFIDENTIAL

Exhibit 10.22(c)

AMENDMENT N° 3 TO LETTER OF AGREEMENT DCT-026/2003

This Amendment No. 3 to Letter of Agreement DCT-026/2003, dated as of December 4, 2006 (‘‘Amendment 3’’) relates to Letter Agreement DCT-026/2003 between Embraer - Empresa Brasileira de Aeronáutica S.A. (‘‘Embraer’’) and JetBlue Airways Corporation (‘‘Buyer’’) dated June 9, 2003 as amended from time to time (collectively referred to herein as ‘‘Letter Agreement’’). This Amendment 3 is between Embraer and Buyer, collectively referred to herein as the ‘‘Parties’’.

This Amendment 3 sets forth the further agreement between Embraer and Buyer relative to [***] among other things. All capitalized terms used in this Amendment 3 and not defined herein, shall have the meaning given in the Purchase Agreement, and in case of any conflict between this Amendment 3, the Letter Agreement, the terms of this Amendment 3 shall control.

Now, therefore, for good and valuable consideration, which is hereby acknowledged, Embraer and Buyer hereby agree as follows:

1.	Delivery Date:

A new article 11 shall be inserted in the Letter Agreement:

11.	[***]

2.	[***]

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

AMENDMENT NO. 3 TO LETTER OF AGREEMENT DCT-026/2003

All other terms and conditions of the Letter Agreement, which are not specifically amended by this Amendment 3, shall remain in full force and effect without any change.

[Signature page follows]

AMENDMENT NO. 3 TO LETTER OF AGREEMENT DCT-026/2003

IN WITNESS WHEREOF, Embraer and Buyer, by their duly authorized officers, have entered into and executed this Amendment 3 to the Letter Agreement to be effective as of the date first written above.

Embraer - Empresa Brasileira		JetBlue Airways Corporation
de Aeronáutica S.A.
By:	/s/ Frederico Fleury Curado	By:	/s/ Thomas E. Anderson
Name:	Frederico Fleury Curado	Name:	Thomas E. Anderson
Title:	Executive Vice President	Title:	Senior Vice President
Airline Market
By:	/s/ Jose Luis D. Molina
Name:	Jose Luis D. Molina
Title:	Director of Contracts
Airline Market

Date:	December 6, 2006	Date:	December 5, 2006
Place:	Sao Jose Dos Campos, SP	Place:	New York, New York
Witness:	/s/ Erika Lulai Natali	Witness:	/s/ Cindy R. England
Name:	Erika Lulai Natali	Name:	Cindy R. England